SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                              September 17, 2003
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                      (Date of earliest event reported)


                           ESB Financial Corporation
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               (Exact name of registrant as specified in its charter)


Pennsylvania                            0-19345                     25-1659846
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(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



600 Lawrence Avenue
Ellwood City, Pennsylvania                                               16117
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(Address of principal executive offices)                            (Zip Code)



                                  (724) 758-5584
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                (Registrant's telephone number, including area code)


                                  Not Applicable
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              (Former name or former address, if changed since last report)


ESB Financial Corporation
Form 8-K
Page 2


Item 5.   Other Events and Regulation FD Disclosure

     The information to be reported herein is incorporated by reference from the press release, dated September 17, 2003, filed as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                    99   Press release dated September 17, 2003.



















ESB Financial Corporation
Form 8-K
Page 3



                                SIGNATURES
                                ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ESB Financial Corporation
                                        -------------------------
                                        (Registrant)



Date:   September 17, 2003              By:/s/ Charlotte A. Zuschlag
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                                        Charlotte A. Zuschlag
                                        President & Chief Executive Officer
                                        (Principal Executive Officer)